FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2013
Financial Risk Management Disclosure [Abstract]
Financial Risk Management Disclosure [Text Block]
12.	FINANCIAL RISK MANAGEMENT

a)	FOREIGN CURRENCY RISK

Foreign currency risk is the risk that a variation in exchange rates between the United States dollar and other foreign currencies will affect the Company’s operations and financial results. A portion of the Company’s transactions are denominated in Omani rials, Canadian dollars, Turkish lira and British pounds.  The Company is also exposed to the impact of currency fluctuations on its monetary assets and liabilities. Significant foreign currency gains or losses are reflected as a separate component in the consolidated statement of operations. The Company does not use derivatives instruments to reduce its exposure to foreign currency risk.

The following table indicates the impact of foreign currency risk on net working capital as at December 31, 2013. The table below also provides a sensitivity analysis of a 10 percent strengthening of the US dollar against the Omani rial, the Turkish lira, the Canadian dollar and the British pound as identified which would have increased (decreased) the Company’s net loss by the amounts shown in the table below. A 10 percent weakening of the US dollar against the Omani rial, the Turkish Lira, the Canadian dollar and the British pound would have had an equal but opposite effect as at December 31, 2013.

	Omani Rial	Canadian Dollar	Turkish Lira	British Pound
	$	$	$	$
Cash	1,080	13,662	27,399	-
Prepaids and advances	1,150	4,162	108,333	-
Accounts payable	-	(120,310)	(7,498)	(58,723)
Accrued liabilities	(82,389)	(1,500)	-	-
Total foreign currency working capital	(80,159)	(103,986)	128,234	(58,723)
US$ exchange rate at December 31, 2013	2.5909	0.9402	0.4673	1.6573
Total foreign currency net working capital in US$	(207,684)	(97,768)	59,924	(97,322)
Impact of a 10% strengthening of the US$ on net loss	(20,768)	(9,777)	5,992	(9,732)

b)	MARKET RISK

Market risk is the potential for financial loss from adverse changes in underlying market factors, including foreign-exchange rates, commodity prices and stock based compensation costs.

c)	TITLE RISK

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mining properties. Although the Company has investigated title to all of its mineral properties for which it holds rights, the Company cannot give any assurance that title to such properties will not be challenged or impugned and cannot be certain that it will have valid title to its mineral properties.

d)	DISCLOSURES OF FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

At December 31, 2013 and 2012, the carrying values of the Company’s cash, accounts payable and accrued liabilities approximate fair value.

As at December 31, 2013, the Company noted impairment indicators relating to mineral properties including a reduced budget for our Oman project and decreasing commodity prices in the industry which has led to a decreased share price. An impairment assessment was completed and an impairment charge was recorded against the carrying value of mineral properties to accurately reflect the fair value of the asset as at December 31, 2013. The fair value of mineral properties was determined using the share purchase agreement signed by the Company.

The fair value of mineral properties would be included in the hierarchy as follows:

Fair Value Measurements at Reporting Date Using:

December 31, 2013

Assets:	Level 1	Level 2	Level 3

Mineral properties	-	800,000	-

December 31, 2012
Assets:	Level 1	Level 2	Level 3

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